Exhibit 10.3
[EXECUTION VERSION]

AMENDMENT NO. 1 dated as of December 9, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 19, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GANNETT CO., INC. (formerly New Media Investment Group Inc.), a Delaware corporation (“Holdings”), GANNETT HOLDINGS LLC (formerly Arctic Holdings LLC), a Delaware limited liability company (the “Borrower”), each Guarantor party thereto, the Lenders from time to time party thereto, Cortland Products Corp. (“Cortland”), as Collateral Agent for the Lenders, and Cortland, as Administrative Agent for the Lenders. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement, as applicable, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendment.
(a)     The definition of the term “Permitted Restricted Payments” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the text “and” at the end of clause (d) of such definition with a comma, (ii) replacing the period at the end of clause (e) of such definition with the text “, and” and (iii) adding the following new clause (f) to such definition in the appropriate alphabetical order:
(f)    Detroit Newspaper Partnership, L.P., a Michigan limited partnership (the “Detroit Partnership”), to Detroit News, Inc., a Michigan corporation and a wholly owned subsidiary of Media News Group, Inc. (“Detroit News”), as required pursuant to the Amended and Restated Joint Operating Agreement dated as of August 3, 2005 (as amended as of February 6, 2009), by and between Detroit Free Press, Incorporated, a Michigan corporation, and Detroit News, as such agreement is in effect as

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of the Closing Date, and in an amount not to exceed $2,000,000 in any Fiscal Year.
SECTION 2.     Representations and Warranties. The Borrower represents and warrants to each Agent and to each of the Lenders that:
(a)     This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)     The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date).
(c)     At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.
SECTION 3.     Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders and (b) to the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Administrative Agent shall have received, on behalf of each Lender that has requested a Beneficial Ownership Certification (as defined in Section 1) in relation to the Borrower, such Beneficial Ownership Certification; provided, however, that if the Borrower cannot provide to the Administrative Agent such Beneficial Ownership Certification on or prior to the Amendment Effective Date, then (i) the requirement in this clause (b) shall not be a condition precedent to the effectiveness of this Amendment and (ii) the Borrower shall deliver to the Administrative Agent such Beneficial Ownership Certification no later than the date that is five Business Days after the Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion).
SECTION 4.     Effects on the Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

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(a)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agents under the Loan Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)     On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby.
(c)     This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(d)     This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 5.     Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 12.09, 12.10 and 12.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 6.     Counterpart. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 7.     Expenses. The Borrower agrees to reimburse the Agents for its reasonable, documented and invoiced out-of-pocket expenses in connection with this Amendment to the extent required under Section 12.04 of the Credit Agreement.
SECTION 8.     Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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[Signature Pages Follow]
SECTION 9.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

GANNETT HOLDINGS LLC
By

Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]
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CORTLAND PRODUCTS CORP., as Administrative Agent and Collateral Agent,
By

Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]
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LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2019, AMONG GANNETT CO., INC. (FORMERLY NEW MEDIA INVESTMENT GROUP INC.), GANNETT HOLDINGS LLC (FORMERLY ARCTIC HOLDINGS LLC), THE GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, CORTLAND PRODUCTS CORP., AS COLLATERAL AGENT, AND CORTLAND PRODUCTS CORP., AS ADMINISTRATIVE AGENT

Lender Name

By:_________________________________
Name:
Title:

For Lenders that require an additional signature:

By:_________________________________
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]
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